UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest events reported)         March 15, 2004
                                                      --------------------------
                                                          (February 29, 2004)
                                                      --------------------------



 Commission   Name of Registrants, State of Incorporation,    I.R.S. Employer
File Number   Address and Telephone Number                   Identification No.
-----------   --------------------------------------------   ------------------

 333-32170    PNM Resources, Inc.                                85-0468296
              (A New Mexico Corporation)
              Alvarado Square
              Albuquerque, New Mexico  87158
              (505) 241-2700

  1-6986      Public Service Company of New Mexico               85-0019030
              (A New Mexico Corporation)
              Alvarado Square
              Albuquerque, New Mexico  87158
              (505) 241-2700



                         ------------------------------

              (Former name, former address and former fiscal year,
                         if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of February 2004 and 2003 and the two months ended February 29, 2004 and February 28, 2003 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                          Month Ended        Two Months Ended
                                        February 29/28,       February 29/28,
                                      -------------------- --------------------
                                         2004       2003      2004      2003
                                      ---------- --------- --------- ----------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                                 575       550     1,202      1,170
     Wholesale
         Long Term Sales                    292       150       600        314
         Forward Sales                      248       173       375        402
         Short Term Sales                   454       426       984        990
                                      ---------- --------- --------- ----------

         Total Wholesale Sales              994       749     1,959      1,706
                                      ---------- --------- --------- ----------

         Total Energy Sales               1,569     1,299     3,161      2,876
                                      ========== ========= ========= ==========


Weather:

Heating and Cooling Days - Albuquerque, NM

The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

         HDD                                787       674     1,605      1,333
                                      ========== ========= ========= ==========

         CDD                                  0         0         0          0
                                      ========== ========= ========= ==========




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


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PNM RESOURCES, INC. AND
                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                                  ---------------------------------------------
                                                  (Registrants)


Date:  March 15, 2004                         /s/ Thomas G. Sategna
                                  ---------------------------------------------
                                                Thomas G. Sategna
                                     Vice President and Corporate Controller
                                  (Officer duly authorized to sign this report)



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